UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

  SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:    November 3, 2009

CUMMINS INC.

 (Exact name of registrant as specified in its charter)

Indiana (State or other Jurisdiction of Incorporation)	1-4949 (Commission File Number)	35-0257090 (I.R.S. Employer Identification No.)

500 Jackson Street

 P. O. Box 3005

 Columbus, IN  47202-3005

 (Principal Executive Office)  (Zip Code)

Registrant's telephone number, including area code:  (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events.

On November 13, 2009, Richard J. Freeland, Vice President and President – Components Group of Cummins Inc. (the “Company”), entered into a pre-arranged stock trading plan (the “Freeland 10b5-1 Plan”) to sell a limited number of his shares of the Company’s common stock, par value $2.50 per share (“Common Stock”).  On  November 3, 2009, Mark R. Gerstle, Vice President – Corporate Quality & Chief Risk Officer of the Company, entered into a pre-arranged stock trading plan (the “Gerstle 10b5-1 Plan” and, together with the Freeland 10b5-1 Plan, the “Plans”) to sell a limited number of his shares of Common Stock.  The Plans were designed to comply with the Company’s insider trading policies and the guidelines specified in Rule 10b5-1 promulgated under the Securities Exchange Act of 1934, as amended, which permit an officer or director to enter into a pre-arranged plan for buying or selling Company stock at a time when the officer or director is not in possession of material, nonpublic information about the Company.

The Freeland 10b5-1 Plan allows for the sale of a maximum of 30,000 shares of Common Stock at specified market prices commencing sixty days after adoption of the Freeland 10b5-1 Plan and continuing until all 30,000 shares are sold or November 12, 2011, whichever occurs first.  Based on his current ownership of Common Stock, if all of the 30,000 shares of Common Stock subject to the Freeland 10b5-1 Plan were sold, Mr. Freeland would beneficially own approximately 48,460 shares of Common Stock.  Mr. Freeland will continue to be subject to the Company’s stock ownership guidelines, and the sales contemplated by the Freeland 10b5-1 Plan will not reduce Mr. Freeland's ownership of Common Stock below the levels required by the guidelines.

The Gerstle 10b5-1 Plan allows for the sale of a maximum of 10,000 shares of Common Stock at specified market prices commencing sixty days after adoption of the Gerstle 10b5-1 Plan and continuing until all 10,000 shares are sold or November 3, 2010, whichever occurs first.  Based on his current ownership of Common Stock, if all of the 10,000 shares of Common Stock subject to the Gerstle 10b5-1 Plan were sold, Mr. Gerstle would beneficially own approximately 46,558 shares of Common Stock.  Mr. Gerstle will continue to be subject to the Company’s stock ownership guidelines, and the sales contemplated by the Gerstle 10b5-1 Plan will not reduce Mr. Gerstle's ownership of Common Stock below the levels required by the guidelines.

All sales of Common Stock under the Plans will be disclosed publicly in accordance with applicable securities laws, rules and regulations through appropriate filings with the U.S. Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2009

CUMMINS INC.
/s/ Marsha L. Hunt ______________________________ Marsha L. Hunt Vice President - Corporate Controller (Principal Accounting Officer)